                                                                   EXHIBIT 99.01
                             Letter of Transmittal
               To Exchange Each Outstanding Share of Common Stock
          (Including the Associated Right to Purchase Preferred Stock)
                                       of
                            LASER POWER CORPORATION
                                      for
                          .052 Shares of Common Stock
                                       of
                               II-VI INCORPORATED
                                      and
                        $2.89 Net in Cash to the Seller
        (Subject to Possible Adjustment as Described in the Prospectus)
                           Pursuant to the Prospectus

                           Dated August 7, 2000
         The Offer and Withdrawal Rights will expire at 12:00 midnight,

      Eastern time, on August 11, 2000, unless the offer is extended.

                      The Exchange Agent for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                  By Mail, Hand Delivery or Overnight Courier:

                           40 Wall Street, 46th Floor
                            New York, New York 10005

                                     Confirm Facsimile by
          By Facsimilie:                  Telephone:

           718-234-5001                  718-921-8200
    (For Eligible Institutions
               Only)                (For Confirmation Only)

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW.

   THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be used by stockholders of Laser Power Corporation ("Laser Power") if certificates for Laser Power Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Laser Power Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth under "The Offer-Procedure for Tendering" in the Prospectus. Laser Power stockholders who deliver Laser Power Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and Laser Power stockholders who deliver certificates for Laser Power Shares are referred to herein as "Certificate Stockholders."

   Stockholders whose certificates for Laser Power Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus, dated August 7, 2000 (the "Prospectus")), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Laser Power Shares according to the guaranteed delivery procedures set forth under "The Offer-Guaranteed Delivery" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED BELOW).

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY


 [_] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
     TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: ________________________________________

    DTC Participant Number: _______________________________________________

    Transaction Code Number: ______________________________________________


 [_] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s): ______________________________________

    Window Ticket Number (if any) or DTC Participant Number: ______________

    Date of Execution of Notice of Guaranteed Delivery: ___________________

    Name of Institution that Guaranteed Delivery: _________________________

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

  Name(s) and
 Address(es) of
   Registered
   Holder(s)
(Please fill in,
   if blank,
   exactly as
    name(s)
  appear(s) on               Share Certificate(s) and
     Share                       Share(s) tendered
Certificates(s))       (Attach additional list if necessary)
---------------------------------------------------------------
                                   Total Number
                                     of Shares
                      Share         Represented      Number of
                   Certificate       by Share          Shares
                   Number(s)(1)  Certificate(s)(1)  Tendered(2)
                  ---------------------------------------------

                  ---------------------------------------------

                  ---------------------------------------------

                  ---------------------------------------------

                  ---------------------------------------------
                   Total Shares

--------------------------------------------------------------------------------
 (1)  Need not be completed by Book-Entry Stockholders.
 (2)  Unless otherwise indicated, it will be assumed that all Laser Power
      Shares represented by certificates delivered to the Exchange Agent are being tendered hereby. See Instruction 4.

 [_] CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE
     INSTRUCTION 11.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

   The undersigned hereby delivers to II-VI Acquisition Corp. ("Purchaser"), a wholly owned subsidiary of II-VI Incorporated ("II-VI"), a Pennsylvania corporation the above-described shares of common stock, par value $0.001 per share (the "Common Stock"), and the associated rights to purchase preferred stock (the "Rights" and together with the Common Stock, the "Laser Power Shares") of Laser Power Corporation, a Delaware corporation ("Laser Power"), pursuant to Purchaser's offer to exchange .052 shares of common stock, no par value per share, of II-VI ("II-VI Common Shares") plus $2.89 net to the seller in cash, without interest thereon (subject to possible adjustment as described in the Prospectus), for each outstanding Laser Power Share, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal (which, together with the Prospectus and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged. Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates or subsidiaries, the right to purchase Laser Power Shares tendered pursuant to the Offer. Unless the context otherwise requires and unless the Rights are redeemed, all references to the Laser Power Shares shall include the associated rights.

   Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Laser Power Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Laser Power Shares that are being tendered hereby (and any and all non-cash dividends, non-cash distributions, rights, other Laser Power Shares or other securities issued or issuable in respect thereof on or after August 11, 2000 (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Laser Power Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver certificates for such Laser Power Shares (and any and all Distributions), or transfer ownership of such Laser Power Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of Purchaser, (ii) present such Laser Power Shares (and any and all Distributions) for transfer on the books of Laser Power, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Laser Power Shares (and any and all Distributions), all in accordance with the terms of the Offer.

   THE UNDERSIGNED UNDERSTANDS THAT STOCKHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF LASER POWER SHARES.

   By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Carl J. Johnson in his respective capacity as an employee of Purchaser, and any individual who shall thereafter succeed to any such office of Purchaser, and each of them, as the attorney-in-fact and proxy of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Laser Power's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Laser Power Shares (and any and all Distributions) tendered hereby and accepted for exchange by II-VI. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Laser Power Shares for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such Laser Power Shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Laser Power Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Laser Power Shares (or other Distributions) to be deemed validly tendered, immediately upon Purchaser's acceptance for exchange of such Laser Power Shares, Purchaser or its designee must be able to exercise full voting, consent and other rights with respect to such Laser Power Shares (and any and all Distributions), including voting at any meeting of Laser Power's stockholders.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Laser Power Shares tendered hereby and all Distributions, that the undersigned owns the Laser Power Shares tendered hereby, and that when the same are accepted for exchange by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Laser Power Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Purchaser all Distributions in respect of the Laser Power Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the Laser Power Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

   The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus this tender is irrevocable.

   The undersigned understands that the valid tender of Laser Power Shares pursuant to any one of the procedures described in "The Offer--Procedure for Tendering" of the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Purchaser may not be required to accept for exchange any of the Laser Power Shares tendered hereby.

   Unless otherwise indicated under "Special Issuance Instructions," please issue the II-VI Common Shares and a check for cash (including any cash in lieu of fractional II-VI Common Shares), and return any certificates for Laser Power Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the II-VI Common Shares and a check for cash (including any cash in lieu of fractional II-VI Common Shares) and return any certificates for Laser Power Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the II-VI Common Shares and a check for cash (including any cash in lieu of fractional II-VI Common Shares), and issue certificates for Laser Power Shares not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any Laser Power Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Laser Power Shares from the name of the registered holder thereof if Purchaser does not accept for exchange any or all of the Laser Power Shares so tendered.

  SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 AND             (See Instructions 1, 5, 6 AND
                7)                                        7)


  To be completed ONLY if the               To be completed ONLY if
 II-VI Common Shares and the               certificates for the Laser
 check for cash payable in the             Power Shares not tendered or
 Offer is to be issued in the              not accepted for exchange and
 name of someone other than the            the II-VI Common Shares and the
 undersigned, if certificates              check for cash payable in the
 for the Laser Power Shares not            Offer is to be sent to someone
 tendered or not accepted for              other than the undersigned or
 exchange are to be issued in              to the undersigned at an
 the name of someone other than            address other than that shown
 the undersigned or if Laser               under "Description of Shares
 Power Shares tendered hereby              Tendered."
 and delivered by book-entry
 transfer that are not accepted
 for exchange are to be returned
 by credit to an account
 maintained at a Book-Entry
 Transfer Facility other than
 the account indicated above.

                                           Mail

                                           [_] check

                                           [_] certificate(s) to:


                                           Name: __________________________
 Issue

                                                    (Please Print)
 [_] check

                                           Address: _______________________
 [_] certificate(s) to:

                                           ________________________________

                                                  (Include Zip Code)
 Name: __________________________

          (Please Print)                   Tax Identification or Social
                                           Security Number ________________
 Address: _______________________
                                              (See Substitute Form W-9)

 ________________________________
        (Include Zip Code)

 Tax Identification or Social
 Security Number ________________
    (See Substitute Form W-9)

  Credit the Shares tendered by
 book-entry transfer that are
 not accepted for exchange to
 DTC to the account set forth
 below:

 ________________________________
         (Account Number)

                                   IMPORTANT
                             STOCKHOLDERS SIGN HERE
                  (Please Complete Substitute Form W-9 Below)
     .............................................................
     .............................................................
                          Signature(s) of Stockholders

     Dated: ............................................... , 2000
     Name(s)......................................................
     .............................................................
                                 (Please Print)

     Capacity(full title).........................................
     .............................................................
                              (See Instruction 5)

     Address......................................................
     .............................................................
                               (Include Zip Code)

     Area Code and Telephone Number: .............................
     Tax Identification or Social Security Number: ...............
                           (See Substitute Form W-9)

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on Laser Power Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                    (If Required; See Instructions 1 and 5)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW
     Name of Firm ................................................
     Address .....................................................
                               (Include Zip Code)
     Authorized Signature ........................................
     Name(s) .....................................................
     Area Code and Telephone Number ..............................
     Dated: ............................................... , 2000

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Laser Power Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Laser Power Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Laser Power Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act 1934, as amended)(each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

   2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders of Laser Power either if Laser Power Share certificates are to be forwarded to the Exchange Agent or, unless an Agent's Message is utilized, if delivery of Laser Power Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in "The Offer--Procedure for Tendering" of the Prospectus. For a stockholder to validly tender Laser Power Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the expiration date and either (i) certificates for tendered Laser Power Shares must be received by the Exchange Agent at one of such addresses prior to the expiration date or (ii) Laser Power Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in "The Offer--Procedure for Tendering" of the Prospectus and a Book-Entry Confirmation must be received by the Exchange Agent prior to the expiration date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in "The Offer--Guaranteed Delivery" of the Prospectus.

   Stockholders whose certificates for Laser Power Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Laser Power Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The Offer--Guaranteed Delivery" of the Prospectus.

   Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Exchange Agent prior to the expiration date and (iii) the certificates for all tendered Laser Power Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Laser Power Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three (3) Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery.

   The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Laser Power Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

   The signatures on this Letter of Transmittal cover the Laser Power Shares tendered hereby.

   THE METHOD OF DELIVERY OF THE LASER POWER SHARES, THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING LASER POWER SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted, and no fractional Laser Power Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Laser Power Shares for exchange.

   3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Laser Power Shares tendered and the Share certificate numbers with respect to such Laser Power Shares should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders. (Not applicable to stockholders who tender by Book-Entry Transfer). If fewer than all the Laser Power Shares evidenced by any Share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Laser Power Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Laser Power Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration date or the termination of the Offer. All Laser Power Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Laser Power Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Laser Power Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered Laser Power Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

   If this Letter of Transmittal is signed by the registered holder(s) of the Laser Power Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for Laser Power Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Laser Power Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Laser Power Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for Laser Power Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificates evidencing the Laser Power Shares tendered hereby.

   7. Special Issuance and Delivery Instructions. If certificates for II-VI Common Shares and a check for cash (including any cash in lieu of fractional II-VI Common Shares), and certificates for Laser Power Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Laser Power Shares by book-entry transfer may request that Laser Power Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such Laser Power Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Laser Power Shares were delivered.

   8. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or Dealer Manager at their respective address and phone numbers set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.

   9. Waiver of Conditions. Purchaser reserves the absolute right in its sole discretion (subject to the merger agreement) to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the minimum tender condition, the regulatory approvals condition and the conditions relating to the absence of an injunction and the effectiveness of the registration statement for the II-VI Common Shares to be issued in the Offer), in whole or in part, in the case of any Laser Power Shares tendered.

   10. Substitute Form W-9. The tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 31% federal backup withholding tax on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, check the box in Part III, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 31% on all payment of the purchase price until a TIN is provided to the Exchange Agent.

   11. Lost, Destroyed or Stolen Share Certificates. If any certificate(s) representing Laser Power Shares has been lost, destroyed or stolen, the stockholder should promptly notify American Securities Transfer and Trust, Inc., Laser Power's Transfer Agent, by checking the box under "Description of Shares Tendered". The stockholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

                                   IMPORTANT:

   THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED LASER POWER SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR LASER POWER SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

   Under United States federal income tax law, a stockholder whose tendered Laser Power Shares are accepted for payment is required to provide the Exchange Agent (as payer) with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder with respect to Laser Power Shares purchased pursuant to the Offer may be subject to federal backup withholding.

   Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS Form W-8 or Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If federal backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the stockholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                         PURPOSE OF SUBSTITUTE FORM W-9

   To prevent federal backup withholding on payments that are made to a stockholder with respect to Laser Power Shares purchased pursuant to the Offer, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-
9).

                     WHAT NUMBER TO GIVE THE EXCHANGE AGENT

   The stockholder is required to give the Exchange Agent the TIN of the record owner of the Laser Power Shares. If the Laser Power Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in
Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold 31% on all payments of the purchase price until a TIN is provided to the Exchange Agent.

                        PART 1--TAXPAYER               PART 2--FOR PAYEES
 SUBSTITUTE             IDENTIFICATION NO.--FOR ALL    EXEMPT FROM BACKUP
                        ACCOUNTS                       WITHHOLDING (SEE
                                                       ENCLOSED GUIDELINES)
                       --------------------------------------------------------

 FORM W-9

                        ENTER YOUR TAXPAYER IDENTIFICATION       ------------
 DEPARTMENT OF          NUMBER IN THE APPROPRIATE BOX. FOR     Social Security
 THE TREASURY           MOST INDIVIDUALS AND SOLE                  Number
 INTERNAL               PROPRIETORS, THIS IS YOUR SOCIAL             OR
 REVENUE                SECURITY NUMBER. FOR OTHER ENTITIES,     ------------
 SERVICE                IT IS YOUR EMPLOYER IDENTIFICATION
 PAYOR'S                NO. IF YOU DO NOT HAVE A NUMBER, SEE
 REQUEST FOR            "HOW TO OBTAIN A TIN" IN THE ENCLOSED
 TAXPAYER               GUIDELINES.
 IDENTIFICATION
 NO.                    NOTE: IF THE ACCOUNT IS IN MORE THAN
                        ONE NAME, SEE THE CHART ON PAGE 2 OF
                        THE ENCLOSED GUIDELINES TO DETERMINE
                        WHAT NUMBER TO ENTER.                     Employee
                                                               Identification
                                                                   Number
                       --------------------------------------------------------
                        PART 2--CERTIFICATION--UNDER               PART 3
                        PENALTIES OF PERJURY, I CERTIFY THAT: AWAITING TIN [_]
                        (1) THE NUMBER SHOWN ON THIS FORM IS   ----------------
                            MY CORRECT TAXPAYER
                            IDENTIFICATION NUMBER (OR I AM
                            WAITING FOR A NUMBER TO BE ISSUED
                            TO ME);

                                                                   PART 4

                                                               EXEMPT TIN [_]
                        (2) I AM NOT SUBJECT TO BACKUP
                            WITHHOLDING EITHER BECAUSE (A) I
                            AM EXEMPT FROM BACKUP
                            WITHHOLDING, OR (B) I HAVE NOT
                            BEEN NOTIFIED BY THE INTERNAL
                            REVENUE SERVICE ("IRS") THAT I AM
                            SUBJECT TO BACKUP WITHHOLDING AS
                            A RESULT OF A FAILURE TO REPORT
                            ALL INTEREST OR DIVIDENDS, OR (C)
                            THE IRS HAS NOTIFIED ME THAT I AM
                            NO LONGER SUBJECT TO BACKUP
                            WITHHOLDING; AND
                        (3) ANY INFORMATION PROVIDED ON THIS
                            FORM IS TRUE, CORRECT AND
                            COMPLETE.
                       --------------------------------------------------------
                        CERTIFICATION INSTRUCTIONS--YOU MUST CROSS OUT ITEM
                        (2) IN PART 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BE-CAUSE OF UNDER-REPORTING INTEREST OR DIVIDENDS ON
                        YOUR TAX RETURN. HOWEVER, IF AFTER BEING NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING
                        YOU RECEIVED ANOTHER NOTIFICATION FROM THE IRS STAT-ING THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITH-HOLDING, DO NOT CROSS OUT SUCH ITEM (2).
-------------------------------------------------------------------------------

 SIGNATURE:_______________________________    DATE:_____________________, 2000

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3
                            OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR
 (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY (60) DAYS, 31% PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.
 SIGNATURE ________________________________________    DATE __________________
 NAME (PLEASE PRINT) ______________________________

   Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and locations listed below. Holders of shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the offer.

                    The Information Agent for the Offer is:

                               Morrow & Co., Inc.
                           445 Park Avenue, 5th Floor
                               New York, NY 10022
                          Call Collect: (212) 754-8000
             Banks and Brokerage Firms please call: (800) 662-5200
                    Stockholders please call: (800) 566-9061

                      The Dealer Manager for the Offer is:

                                ING Barings LLC
                              55 East 52nd Street
                               New York, NY 10055